                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.8

                       OFFICE OF THE UNITED STATES TRUSTEE

                                                                     Page 1 of 3

In re:                                                         DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company
                                                                    Statement Number:   28

Chapter 11                                                       For the Period FROM:  2/1/2004
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                           TO: 2/29/2004
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)

                                                            Collateral    Concentration
                                                             Account         Account
                                                           ------------   -------------
Balance before Statement #1                                  268,333.21       65,956.21
                                                           ------------   -------------
A.  Total Receipts per all Prior Interim Statements        4,993,034.06    3,827,666.40
                                                           ------------   -------------
B.  Less:  Total Disbursements per all Prior Statements    4,032,903.55    3,859,916.90
                                                           ------------   -------------
C.  Beginning Balance                                      1,228,463.72       33,705.71
                                                           ------------   -------------
D.  Receipts during Current Period
      Description
         2/4/2004     Wire Transfer                                           34,000.00
        2/17/2004     AB Films                                    77.51
        2/17/2004     Wire Transfer                                           45,000.00
        2/29/2004     interest                                   589.44
     TOTAL RECEIPTS THIS PERIOD                                  666.95       79,000.00     -     -
                                                           ------------   -------------   ---   ---
E.  Balance Available (C plus D)                           1,229,130.67      112,705.71   $ -   $ -
                                                           ------------   -------------   ---   ---

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 28            Page 2 of 3

F.  Less:  Disbursements during Current Period:

  Date      Check No.           Payee/Purpose
  ----      ---------           -------------
2/2/2004    37876       Property Management Associates, I                       2,000.00
2/2/2004    37877       SBC                                                        42.34
2/2/2004    37878       Daily Variety                                             168.00
2/2/2004    37621       Void Sec Of State                                         (25.00)
2/2/2004    37622       Void Sec Of State                                         (25.00)
2/4/2004                Wire Transfer                            34,000.00
2/4/2004                ADP Taxes                                               8,858.33
2/5/2004                Service Charge                                            232.22
2/5/2004                Service Charge                                          9,134.78
2/5/2004     8054       Payroll                                                 1,019.09
2/5/2004     8055       Payroll                                                 8,055.39
2/5/2004     8056       Payroll                                                 1,351.57
2/5/2004     8057       Payroll                                                 2,385.41
2/6/2004    37879       American Film Market                                      295.00
2/6/2004    37880       American Film Market                                      295.00
2/6/2004    37881       American Film Market                                      295.00
2/6/2004    37882       United States Trustee                                     250.00
2/6/2004    37883       United States Trustee                                   1,250.00
2/6/2004    37884       United States Trustee                                     250.00
2/6/2004    37885       United States Trustee                                     250.00
2/6/2004    37886       United States Trustee                                     250.00
2/6/2004    37887       United States Trustee                                     250.00
2/6/2004    37888       United States Trustee                                     250.00
2/6/2004    37889       United States Trustee                                     250.00
2/6/2004    37890       United States Trustee                                     250.00
2/6/2004    37891       Bonded Services, Inc                                    6,273.40
2/6/2004    37892       Hollywood Reporter                                        247.89
2/6/2004    37893       Marathon Services, Inc                                    259.80
2/6/2004    37894       Qwest Communications                                       39.13
2/6/2004    37895       Cash                                                      500.00
2/13/2004               ADP Fees                                                   90.49
2/17/2004               Wire Transfer                            45,000.00
2/18/2004               ADP Taxes                                              10,258.27
2/18/2004               Service Charge Refund                                    (232.22)
2/18/2004               Service Charge Refund                                  (9,134.78)
2/19/2004    8058       Payroll                                                 1,019.10
2/19/2004    8059       Payroll                                                 9,197.84
2/19/2004    8060       Payroll                                                 1,351.59
2/19/2004    8061       Payroll                                                 2,385.39
2/19/2004   37896       Blue Shield of California                                 316.00
2/19/2004   37897       Brandon Morner Ritt                                     3,587.55
2/19/2004   37898       Clumeck,Stern,Schenkelburg& Getzo                       1,207.24
2/19/2004   37899       Doniger & Fetter                                          397.98
2/19/2004   37900       Federal Express                                            29.32
2/19/2004   37901       Health Net                                              2,339.39
2/19/2004   37902       Alice P.Neuhauser                                         631.03
2/19/2004   37903       Recall                                                    578.28
2/25/2004   37904       ATI Solutions, Inc.                                     5,507.94
2/25/2004   37905       Federal Express                                            31.50
2/25/2004   37906       Hodes Parking                                             400.00
2/25/2004   37907       Property Management Associates, I                       2,000.00
2/25/2004   37908       SBC                                                       300.38
2/26/2004               ADP Fees                                                  232.97
2/27/2004               ADP Fees                                                  110.49
      TOTAL DISBURSEMENTS THIS PERIOD:                           79,000.00     77,258.10     -     -
                                                            --------------   -----------   ---   ---
G.  Ending Balance (E less F)                               $ 1,150,130.67   $ 35,447.61   $ -   $ -
                                                            --------------   -----------   ---   ---

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 28            Page 3 of 3

H.  (1)  Collateral Account:
          a)  Depository Name and Location:  Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                   323221556
     (2)  Concentration Account:
          a)  Depository Name and Location:  Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                   1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account    1891215236         731.10
Bank of Scotland - Pinocchio                3506258   1,026,987.29    Pound Sterling    Time Deposit
Bank of Scotland - Basil                    3506581     206,221.78    Pound Sterling    Time Deposit (KL' s interest is 50%)
Allied Pinocchio                           10747301         382.86    Pound Sterling
Freeway\Kushner-Locke                    323-509487         255.95
Edge Entertainment                       1891152710         172.89
European Films LTD                       1890563818       7,051.58

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
  BLT Venture              178-71491-7      16,890.04
  BLT Venture              16-524173-1101      565.18
  KL MDP Sensation         60-066-930       17,724.61
  KL\7 Venture             1890-69-6360     11,898.07
  Denial Venture           1890-69-6501     42,302.43
  Cracker LLC              1891-04-1665        732.79
  Swing                    323-518095        6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                     /s/ Alice Neuhauser
                                                     ---------------------------
                                                     Debtor in Possession